UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2018

SPECTRUM BRANDS HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34757	27-2166630
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

SB/RH HOLDINGS, LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-192634-03	27-2812840
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Deming Way

Middleton, Wisconsin 53562

(Address of principal executive offices)

(608) 275-3340

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐

Item 8.01 Other Events

We are filing this Current Report on Form 8-K (the “Report”) for the purpose of updating certain sections disclosed in our Form 10-K (“Annual Report”) for the fiscal year ended September 30, 2017 filed with the Securities and Exchange Commission (the “SEC”) on November 16, 2017.

In the first quarter of the fiscal year ending September 30, 2018, the Board of Directors of Spectrum Brands Holdings, Inc. (the “Company”, “Spectrum”, “we” or “us”) approved a plan to explore strategic alternatives, including a planned sale of the Company’s Global Batteries and Appliances  (“GBA”) segment.  On January 15, 2018, we entered into a definitive acquisition agreement with Energizer Holdings, Inc. (“Energizer”). Pursuant to which we agreed to sell our global battery, lighting and portable power business to Energizer for an aggregate purchase price of $2.0 billion.  The Company expects a sale to be realized by December 31, 2018.  We are also actively marketing our appliances business.  As a result, the Company’s assets and liabilities associated with the GBA segment have been classified as held for sale and the respective operations of the GBA segment have been classified as discontinued operations, and have been retrospectively presented for all periods presented.

The information contained in this Report updates certain schedules and supersedes the original filing of the Annual Report.  Each Item updated in the Annual Report is filed as a separate exhibit to this Report.  This Report does not modify or update other disclosures as presented in the original Annual Report.  The financial statements included in our Quarterly Report on Form 10-Q for the quarter ended December 31, 2017 reflected the presentation of the GBA segment as discontinued operations.

This filing includes updates only to the portions of Part 1 Item 1, Part 1 Item 1A, Part I Item 2, Part II Item 6, Part II Item 7, Part II Item 7A and Part II Item 8 of the Annual Report that specifically relate to the aforementioned items, as applicable.  The updated items included in this Report have not been updated for any information, events or circumstances occurring or existing after the date the Annual Report was originally filed, except for the aforementioned items.

Furnished as Exhibit 99.7 hereto is additional information regarding the presentation of discontinued operations in the statement of financial position during the fiscal quarters within the years ended September 30, 2017 and 2016.

This Report should be read in conjunction with the Annual Report (except for the portion of Part 1 Item 1, Part I Item 1A, Part I Item 2, Part II Item 6, Part II Item 7, Part II Item 7A and Part II Item 8 updated in this Report),  Form 10-Q for the three-month period ended December 31, 2018 and other reports on Form 8-K filed during the fiscal year ending September 30, 2018.

Forward-Looking Statements

We have made or implied certain forward-looking statements in this report. All statements, other than statements of historical facts included in this report, including the statements under Management’s Discussion and Analysis of Financial Condition and Results of Operations regarding our business strategy, future operations, financial condition, estimated revenues, projected costs, projected synergies, prospects, plans and objectives of management, as well as information concerning expected actions of third parties, are forward-looking statements. When used in this report, the words  anticipate,  intend,  plan,  estimate,  believe,  expect,  project,  could,  will,  should,  may and similar expressions are also intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

Since these forward-looking statements are based upon our current expectations of future events and projections and are subject to a number of risks and uncertainties, many of which are beyond our control and some of which may change rapidly, actual results or outcomes may differ materially from those expressed or implied herein, and undue reliance should not be placed on these statements. Important factors that could cause our actual results to differ materially from those expressed or implied herein include, without limitation: (1) the impact of our indebtedness on our business, financial condition and results of operations; (2) the impact of restrictions in our debt instruments on our ability to operate our business, finance our capital needs or pursue or expand business strategies; (3) any failure to comply with financial covenants and other provisions and restrictions of our debt instruments; (4) the impact of actions taken by significant stockholders; (5) the impact of fluctuations in commodity prices, costs or availability of raw materials or terms and conditions available from suppliers, including suppliers’ willingness to advance credit; (6) interest rate and exchange rate fluctuations; (7) the loss of, significant reduction in, or dependence upon, sales to any significant retail customer(s); (8) competitive promotional activity or spending by competitors, or price reductions by competitors; (9) the introduction of new product features or technological developments by competitors and/or the development of new competitors or competitive brands; (10) the effects of general economic conditions, including inflation, recession or fears of a recession, depression or fears of a depression, labor costs and stock market volatility or changes in trade, monetary or fiscal policies in the countries where we do business; (11) changes in consumer spending preferences and demand for our products; (12) our ability to develop and successfully introduce new products, protect our intellectual property and avoid infringing the intellectual property of third parties; (13) our ability to successfully implement, achieve and sustain manufacturing and distribution cost efficiencies and improvements, and fully realize anticipated cost savings; (14) the seasonal nature of sales of certain of our products; (15) the effects of climate change and unusual weather activity; (16) the cost and effect of unanticipated legal, tax or regulatory proceedings or new laws or regulations (including environmental, public health and consumer protection regulations); (17) public perception regarding the safety of products that we manufacture and sell, including the potential for environmental liabilities, product liability claims, litigation and other claims related to products manufactured by us and third parties; (18) the impact of pending or threatened litigation; (19) the impact of cybersecurity breaches or our actual or perceived failure to protect company and personal data; (20) changes in accounting policies applicable to our business; (21) our ability to utilize our net operating loss carry-forwards to offset tax liabilities from future taxable income; (22) government regulations; (23) the impact of expenses resulting from the implementation of new business strategies, divestitures or current and proposed restructuring activities; (24) our inability to successfully integrate and operate new acquisitions at the level of financial performance anticipated; (25) the unanticipated loss of key members of senior management; (26) the effects of political or economic conditions, terrorist attacks, acts of war or other unrest in international markets; and (27) the special committee’s exploration of strategic alternatives and the terms of any strategic transaction, if any.

Some of the above-mentioned factors are described in further detail in the sections entitled Risk Factors in our annual and quarterly reports (including this report), as applicable. You should assume the information appearing in this report is accurate only as of the end of the period covered by this report, or as otherwise specified, as our business, financial condition, results of operations and prospects may have changed since that date. Except as required by applicable law, including the securities laws of the United States (“U.S.”) and the rules and regulations of the United States Securities and Exchange Commission (“SEC”), we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
23.1	Consent of KPMG LLP
99.1	Updated Part I, Item 1 (Business) to adjust for the GBA segment as discontinued operations
99.2	Updated Part 1, Item 1A (Risk Factors)
99.3	Updated Part I, Item 2 (Properties)
99.4	Updated Part II, Item 6 (Selected Financial Data) to recast the GBA segment as discontinued operations
99.5

Updated Part II, Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations) and Updated Part II Item 7A (Quantitative and Qualitative Disclosures About Market Risk), which updates the discussion of our results of operations for the year ended September 30, 2017 compared to the year ended September 30. 2016 and for the year ended September 30, 2016 compared to the year ended September 30, 2015 to recast the GBA segment as discontinued operations.

99.6	Updated Part II, Item 8 (Financial Statements and Supplementary Data) to recast the GBA segment as discontinued operations
99.7	Supplementary Financial Information for the four fiscal quarters in the year ended September 30, 2017 and 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2018	SPECTRUM BRANDS HOLDINGS, INC.

	By:	/s/ Douglas L. Martin
	Name:	Douglas L. Martin
	Title	Executive Vice President, Chief Financial Officer